UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2015

LEGG MASON BW

DIVERSIFIED

LARGE CAP

VALUE FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason BW Diversified Large Cap Value Fund for the twelve-month reporting period ended September 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

II	Legg Mason BW Diversified Large Cap Value Fund

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended September 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s initial reading for third quarter 2015 GDP growth — released after the reporting period ended — was 1.5%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, PCE, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By September 2015, unemployment was 5.1%, equaling its lowest level since April 2008.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended September 30, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that ended on September 17, 2015, the Fed decided to maintain the target between zero and 0.25%. Finally, at its meeting that concluded on October 28, 2015, after the close of the reporting period, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Legg Mason BW Diversified Large Cap Value Fund	III

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Legg Mason BW Diversified Large Cap Value Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies. The Fund invests primarily in equity securities that, in our opinion, are undervalued or out of favor. We invest in securities that meet our value criteria, primarily, price-to-earnings, price-to-book, price momentum and share change and quality, based on both quantitative and fundamental analysis. The Fund expects to hold approximately 150-250 stocks under normal market conditions. The Fund may invest in foreign equity securities, either directly or through depositary receipts.

We firmly believe that combining the discipline and consistency of our quantitative process with the insights derived from our fundamental stock research offers the greatest potential to outperform the large-cap value benchmark. Our core value philosophy has remained unchanged since the inception of the Diversified Large Cap Value Equity strategy in 1999.

Our Diversified Large Cap Value Equity philosophy is based in part on our fundamental academic research. Our research studies confirm our experience-derived belief that concentrating on U.S. large-capitalization stocks with low valuation ratios produces excellent investment result potential. Our investment philosophy is based on our belief that stocks with the lowest prices relative to current earnings or book value will provide strong returns over longer periods of time. Avoiding stocks with poor recent relative performance helps prevent investing too early in any particular value stock. Focusing on companies that relatively have been able to reduce their equity shares helps identify the stocks with the financial strength to generate strong returns. We employ quantitative techniques to identify each of these attractive characteristics.

Regarding our fundamental research, we have determined that our exclusionary process, which seeks to eliminate poor performers, is an effective means to capitalize on the value-based opportunities. In this process, we use our fundamental research to exclude from our quantitatively select investment universe those stocks that we feel have the least ability to outperform. We periodically update our research to confirm and enhance our process and approach.

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the year ending September 30, 2015, the broad U.S. stock market was down slightly with a -0.61% drop in the S&P 500 Indexi. Beneath this modest decline was a more volatile market, rising almost 10% through late July, then falling over 12% in the next month before bouncing back a bit to close the period. Impacted by weather and port disruptions the economy (as measured by the U.S. Department of Commerce’s gross domestic productii figures) grew slowly at 0.6% the first quarter of 2015, but rebounded to 3.9% growth in the second quarter. U.S. housing starts and sales continued their long climb from their lows post financial crisis, though they remain well below 2005-2006 levels. The September 2015 U.S. unemployment rate at 5.1% is at its lowest level since 2008. U.S.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	1

Fund overview (cont’d)

auto sales have continued to climb over this last year, returning to pre-2008 averages. All these positive indicators explain the initial market gains in the recent period.

The sharp decline this summer in U.S. equity markets is best explained by concerns over the Federal Reserve Board (“Fed”)iii changes in short-term interest rates, the dramatic decline in the Chinese stock market, and heightened world tensions. Investor speculation focused on if and when the Fed would raise the federal funds rateiv above the current 0.25%. Many feared that even the expected small and gradual rate increases would be too damaging for the U.S. economy given the general weakness outside the U.S. At the same time, investors worried that a Fed decision not to raise rates would signal that the Fed saw a significant possibility for a U.S. slowdown. Ultimately, the Fed chose not to raise rates in their September 2015 meeting, pushing rate-hike expectations further in the future. In China, the stock market peaked in June after an explosive rally over the prior twelve months and then proceeded to drop over 40% in the next three months. This retreat triggered concerns not only about Chinese economic growth, but for other emerging markets as well.

The other key event in this last year was the plunge in oil prices from over $100 per barrel in mid-2014 to as low as $40 in mid-2015. The decline was the result of both increased supply, primarily due to the fracking revolution in the U.S., and weak demand amid sluggish global growth. With substantially lower oil prices, the stocks of oil producers were the worst performers in the U.S. equity market by a wide margin over the last twelve months.

Q. How did we respond to these changing market conditions?

A. Our investment strategy is based on the consistent application of our investment philosophy which relies on long-term equity factors and market relationships while avoiding emotional reactions to near term events. We respond to volatile environments by the consistent, disciplined execution of our investment strategy. This process has been tested over more than 15 years of varied conditions and while we recognize it will not excel in every situation, we do believe it will avoid large losses relative to the benchmark, the Russell 1000 Value Indexv, in the short run and do well over longer periods. We are aware of the macro implications of events for specific securities, but do not alter our primary focus on value, quality, and favorable sentiment nor do we rely on top-down adjustments in our investment process. With oil prices declining, many oil exploration & production stocks were down significantly. The strategy’s emphasis on avoiding adverse price momentum led us to decrease our holdings in this part of the energy group.

Performance review

For the twelve months ended September 30, 2015, Class A shares of Legg Mason BW Diversified Large Cap Value Fund, excluding sales charges, returned -3.89%. The Fund’s unmanaged benchmark, the Russell 1000 Value Index, returned -4.42% for the same

2	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

period. The Lipper Large-Cap Value Funds Category Average1 returned -5.39% over the same time frame.

Performance Snapshot as of September 30, 2015 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason BW Diversified Large Cap Value Fund:
Class A	-7.12%	-3.89%
Class A2	-7.20%	-4.09%
Class C	-7.51%	-4.72%
Class R	-7.27%	-4.16%
Class I	-7.01%	-3.70%
Class IS	-6.95%	-3.58%
Russell 1000 Value Index	-8.30%	-4.42%
Lipper Large-Cap Value Funds Category Average[1]	-8.77%	-5.39%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, as supplemented August 7, 2015, the gross total annual operating expense ratios for Class A, Class A2, Class C, Class R, Class I and Class IS shares were 1.37%, 1.60%, 2.14%, 1.51%, 1.00% and 0.81%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class A shares, 1.35% for Class A2 shares, 1.90% for Class C shares, 1.40% for Class R shares, 0.80% for Class I shares and 0.70% for Class IS shares. In addition, the total annual operating expenses of Class IS shares will not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. The manager currently intends to voluntarily waive fees and/or reimburse operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, so that

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 526 funds for the six-month period and among the 516 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	3

Fund overview (cont’d)

the ratio of expenses, to average net assets is not expected to exceed 1.10% for Class A shares, 1.30% for Class A2 shares, 1.85% for Class C shares and 1.35% for Class R shares. These expense limitation arrangements are expected to continue until December 31, 2016 but may be terminated at any time by the manager.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The Fund’s lower weighting in oil exploration & production stocks, due to their poor price momentum, was the greatest contributor to both absolute and benchmark-relative performance. In general, these stocks continued to decline throughout 2015, so the Fund’s underweight position, as much as 7% below the benchmark, was a strong benefit. Within Information Technology, a strong return from Apple, the Fund’s largest holding, was another important contributor to performance. Apple was up for the period, while the benchmark was down, despite somewhat weaker returns from the stock following its second quarter 2015 earnings report. Stock selection within the Fund’s Industrials positions also benefited the Fund’s return. Aerospace & Defense holdings such as Lockheed Martin Corp., Northrup Grumman Corp. and General Dynamics Corp. had positive returns for the period while the Fund held overweight positions relative to the benchmark. At the same time, underweight positions in some lagging Construction and Industrial Machinery stocks had a positive performance impact. An overweight in Airlines, which benefited significantly from falling jet fuel prices, also contributed to the Fund’s outperformance. Within Materials sectors, Metals & Mining stocks were weak due to the sluggish global economy, so the Fund’s underweight position was a positive contributor. Price momentum was the strongest positive factor for the strategy over the last twelve months, with stocks such as Apple that performed well coming into the period continuing to outperform and energy stocks generally continuing to underperform.

Q. What were the leading detractors from performance?

A. In the Financials sector the negative impact from an underweight in real estate investment trusts (“REITs”)vi and an overweight in asset management and investment banking overshadowed the benefit from an overweight in the more defensive insurance and banks. REITs and insurance stocks both benefited from the decline in long-term interest rates over the last twelve months. Asset managers and investment banks were hurt by the declining stock market. Utilities stocks also tend to do better with lower long-term interest rates, so these stocks outperformed in the last year. Because Utilities’ valuations have been pushed higher by investors searching for higher yields, the Fund underweight the sector, which detracted from performance. The Fund also was hurt by poor stock

4	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

selection within the entertainment and media companies and also due to an underweight in the lower end department stores. On a factor basis, higher quality stocks, as measured by return-on-equity, lagged over this period, which was a negative for the Fund given its consistent higher quality bias.

Q. Were there any significant changes to the Fund during the reporting period?

A. We made no significant changes to the Fund’s investment process over the past year, and we remain focused on maintaining a portfolio of quality large cap value stocks with favorable price momentum and quality characteristics. As always, changes in the Fund’s positions and sector weights are the result of our bottom up stock selection process, rather than any macro themes. The largest sector change was the 5.9% decrease in the Fund’s Energy weighting over the twelve-month ended September 30, 2015. The drop was the result of both the sector’s poor performance versus the rest of the Fund and sales due to poor price momentum of several oil exploration and production stocks such as Chevron and ConocoPhillips. Smaller reductions occurred in the Consumer Staples sector, due to sales in food and drug retailing and tobacco stocks. The largest increase was the 2.9% rise in Health Care stocks resulting from new purchases in biotech and pharmaceuticals, including Gilead and Pfizer, offsetting sales among medical equipment suppliers and medical service providers. The Industrial weight rose due to new positions in Aerospace & Defense and Airlines. The Fund’s Financial sector weighting rose due to strong relative performance in banks and insurance and additional bank purchases.

Thank you for your investment in Legg Mason BW Diversified Large Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Henry F. Otto

Portfolio Manager

Brandywine Global Investment

Management, LLC

Steven M. Tonkovich

Portfolio Manager

Brandywine Global Investment Management, LLC

Joseph J. Kirby

Portfolio Manager

Brandywine Global Investment

Management, LLC

October 20, 2015

RISKS: Equity securities are subject to market fluctuations. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2015 were: Apple Inc. (5.5%), Microsoft Corp. (3.9%), General Electric Co. (3.7%), Wells Fargo & Co. (3.6%), Exxon Mobil Corp. (3.4%), JPMorgan Chase & Co. (3.3%), Johnson & Johnson (2.9%), iShares Trust — iShares Russell 1000 Value Index Fund (2.7%), Wal-Mart Stores Inc. (2.5%) and Bank of America Corp. (2.2%). Please refer to pages 13 through 22 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2015 were: Financials (26.9%), Information Technology (18.3%), Industrials (14.1%), Health Care (13.4%) and Consumer Discretionary (6.0%).The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vi	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

6	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2015 and September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-7.12%	$1,000.00	$928.80	1.10%	$5.32	Class A	5.00%	$1,000.00	$1,019.55	1.10%	$5.57
Class A2	-7.20	1,000.00	928.00	1.30	6.28	Class A2	5.00	1,000.00	1,018.55	1.30	6.58
Class C	-7.51	1,000.00	924.90	1.85	8.93	Class C	5.00	1,000.00	1,015.79	1.85	9.35
Class R	-7.27	1,000.00	927.30	1.35	6.52	Class R	5.00	1,000.00	1,018.30	1.35	6.83
Class I	-7.01	1,000.00	929.90	0.84	4.06	Class I	5.00	1,000.00	1,020.86	0.84	4.26
Class IS	-6.95	1,000.00	930.50	0.77	3.73	Class IS	5.00	1,000.00	1,021.21	0.77	3.90

8	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

[1]	For the six months ended September 30, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/15	-3.89%	-4.09%	-4.72%	-4.16%	-3.70%	-3.58%
Five Years Ended 9/30/15	12.26	N/A	11.39	N/A	12.56	12.64
Inception* through 9/30/15	13.04	11.14	12.17	4.23	13.35	13.43

With sales charges[2]	Class A	Class A2	Class C	Class R	Class I	Class IS
Twelve Months Ended 9/30/15	-9.42%	-9.59%	-5.60%	-4.16%	-3.70%	-3.58%
Five Years Ended 9/30/15	10.95	N/A	11.39	N/A	12.56	12.64
Inception* through 9/30/15	11.73	8.92	12.17	4.23	13.35	13.43

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/7/10 through 9/30/15)	86.05%
Class A2 (Inception date of 10/31/12 through 9/30/15)	36.10
Class C (Inception date of 9/7/10 through 9/30/15)	78.95
Class R (Inception date of 1/31/14 through 9/30/15)	7.15
Class I (Inception date of 9/7/10 through 9/30/15)	88.68
Class IS (Inception date of 9/7/10 through 9/30/15)	89.33

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, R, I and IS shares are September 7, 2010, October 31, 2012, September 7, 2010, January 31, 2014, September 7, 2010 and September 7, 2010, respectively.

10	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Historical performance

Value of $10,000 invested in

Class A and C Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2015

Value of $1,000,000 invested in

Class I and IS Shares of Legg Mason BW Diversified Large Cap Value Fund vs. Russell 1000 Value Index† — September 7, 2010 - September 2015

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I and IS shares of Legg Mason BW Diversified Large Cap Value Fund on September 7, 2010 (inception date), assuming the deduction of the maximum sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.). The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C, I and IS shares’ performance indicated on these charts, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

12	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Schedule of investments

September 30, 2015

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Common Stocks — 99.2%
Consumer Discretionary — 6.0%
Auto Components — 0.9%
BorgWarner Inc.	3,113	$129,470
Delphi Automotive PLC	23,654	1,798,650
Gentex Corp.	24,400	378,200
Goodyear Tire & Rubber Co.	22,404	657,109
Johnson Controls Inc.	68,858	2,847,967
Lear Corp.	8,528	927,676
Total Auto Components		6,739,072
Automobiles — 0.7%
General Motors Co.	132,005	3,962,790
Harley-Davidson Inc.	17,172	942,743
Total Automobiles		4,905,533
Hotels, Restaurants & Leisure — 0.6%
Carnival Corp.	49,465	2,458,410
Hyatt Hotels Corp., Class A Shares	3,889	183,172	*
Royal Caribbean Cruises Ltd.	15,966	1,422,411
Wyndham Worldwide Corp.	9,793	704,117
Total Hotels, Restaurants & Leisure		4,768,110
Household Durables — 0.3%
Lennar Corp., Class A Shares	13,552	652,258
PulteGroup Inc.	29,375	554,306
Toll Brothers Inc.	14,646	501,479	*
Whirlpool Corp.	5,827	858,084
Total Household Durables		2,566,127
Media — 1.9%
AMC Networks Inc., Class A Shares	5,094	372,728	*
CBS Corp., Class B Shares	35,525	1,417,448
News Corp., Class A Shares	31,810	401,442
Omnicom Group Inc.	22,085	1,455,402
TEGNA Inc.	22,373	500,931
Time Warner Inc.	144,190	9,913,062
Total Media		14,061,013
Multiline Retail — 0.7%
Dillard’s Inc., Class A Shares	3,113	272,045
Kohl’s Corp.	21,599	1,000,250
Macy’s Inc.	78,832	4,045,658
Total Multiline Retail		5,317,953

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	13

Schedule of investments (cont’d)

September 30, 2015

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Specialty Retail — 0.7%
AutoNation Inc.	9,693	$563,939	*
Bed Bath & Beyond Inc.	13,861	790,354	*
Best Buy Co. Inc.	28,700	1,065,344
Dick’s Sporting Goods Inc.	7,759	384,924
Foot Locker Inc.	10,448	751,943
GameStop Corp., Class A Shares	8,525	351,315
Gap Inc.	32,421	923,998
Penske Automotive Group Inc.	9,304	450,686
Staples Inc.	14,323	168,009
Total Specialty Retail		5,450,512
Textiles, Apparel & Luxury Goods — 0.2%
Coach Inc.	20,145	582,795
PVH Corp.	6,987	712,254
Total Textiles, Apparel & Luxury Goods		1,295,049
Total Consumer Discretionary		45,103,369
Consumer Staples — 6.0%
Beverages — 0.2%
Coca-Cola Enterprises Inc.	27,026	1,306,707
Food & Staples Retailing — 2.5%
Wal-Mart Stores Inc.	284,950	18,476,158
Food Products — 1.3%
Archer-Daniels-Midland Co.	66,926	2,774,083
Bunge Ltd.	11,603	850,500
General Mills Inc.	63,434	3,560,550
Ingredion Inc.	6,216	542,719
Kellogg Co.	28,289	1,882,633
Pilgrim’s Pride Corp.	20,827	432,785
Total Food Products		10,043,270
Household Products — 0.5%
Kimberly-Clark Corp.	37,454	4,083,984
Personal Products — 0.1%
Edgewell Personal Care Co.	6,204	506,246
Herbalife Ltd.	7,762	423,029	*
Total Personal Products		929,275
Tobacco — 1.4%
Philip Morris International Inc.	129,096	10,241,186
Total Consumer Staples		45,080,580

See Notes to Financial Statements.

14	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Energy — 5.8%
Energy Equipment & Services — 0.2%
Baker Hughes Inc.	29,727	$1,546,993
Oil, Gas & Consumable Fuels — 5.6%
EOG Resources Inc.	12,277	893,766
Exxon Mobil Corp.	347,350	25,825,472
HollyFrontier Corp.	15,492	756,629
Marathon Petroleum Corp.	44,696	2,070,766
Occidental Petroleum Corp.	63,700	4,213,755
Phillips 66	60,708	4,664,803
Tesoro Corp.	6,593	641,103
Valero Energy Corp.	48,328	2,904,513
Western Refining Inc.	8,000	352,960
Total Oil, Gas & Consumable Fuels		42,323,767
Total Energy		43,870,760
Exchange-Traded Funds — 2.7%
iShares Trust — iShares Russell 1000 Value Index Fund	217,700	20,307,056
Financials — 26.9%
Banks — 13.6%
Bank of America Corp.	1,072,151	16,704,113
BOK Financial Corp.	5,821	376,677
Citigroup Inc.	252,757	12,539,275
Comerica Inc.	17,035	700,138
Commerce Bancshares Inc.	10,175	463,573
East-West Bancorp Inc.	12,028	462,116
Fifth Third Bancorp	84,625	1,600,259
Huntington Bancshares Inc.	82,319	872,581
Investors Bancorp Inc.	28,800	355,392
JPMorgan Chase & Co.	408,598	24,912,220
KeyCorp	90,032	1,171,316
PacWest Bancorp	8,137	348,345
People’s United Financial Inc.	25,800	405,834
PNC Financial Services Group Inc.	52,181	4,654,545
Regions Financial Corp.	138,751	1,250,147
SunTrust Banks Inc.	52,469	2,006,415
U.S. Bancorp	163,919	6,722,318
Wells Fargo & Co.	530,026	27,216,835
Total Banks		102,762,099

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	15

Schedule of investments (cont’d)

September 30, 2015

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Capital Markets — 4.4%
Ameriprise Financial Inc.	19,365	$2,113,302
Bank of New York Mellon Corp.	114,832	4,495,673
BlackRock Inc.	15,978	4,752,976
E*TRADE Financial Corp.	22,765	599,402	*
Eaton Vance Corp.	9,596	320,698
Goldman Sachs Group Inc.	44,930	7,807,037
Invesco Ltd.	44,050	1,375,682
Morgan Stanley	195,984	6,173,496
Northern Trust Corp.	20,145	1,373,083
State Street Corp.	34,036	2,287,560
T. Rowe Price Group Inc.	21,338	1,482,991
Total Capital Markets		32,781,900
Consumer Finance — 1.9%
American Express Co.	107,090	7,938,582
Capital One Financial Corp.	49,468	3,587,419
Discover Financial Services	48,328	2,512,573
Total Consumer Finance		14,038,574
Diversified Financial Services — 0.5%
Leucadia National Corp.	30,500	617,930
Nasdaq Inc.	13,563	723,315
Principal Financial Group Inc.	29,341	1,389,003
Voya Financial Inc.	18,810	729,263
Total Diversified Financial Services		3,459,511
Insurance — 6.4%
ACE Ltd.	33,205	3,433,397
AFLAC Inc.	35,888	2,086,169
Alleghany Corp.	1,944	910,006	*
Allstate Corp.	46,385	2,701,462
American Financial Group Inc.	20,430	1,407,831
American International Group Inc.	146,491	8,323,619
Arch Capital Group Ltd.	9,679	711,116	*
Assurant Inc.	7,756	612,802
Axis Capital Holdings Ltd.	8,338	447,917
Cincinnati Financial Corp.	13,677	735,823
Everest Re Group Ltd.	5,538	959,957
Hartford Financial Services Group Inc.	34,527	1,580,646
Lincoln National Corp.	27,026	1,282,654
Loews Corp.	30,258	1,093,524

See Notes to Financial Statements.

16	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Insurance — continued
Markel Corp.	1,166	$934,969	*
MetLife Inc.	93,014	4,385,610
Progressive Corp.	48,776	1,494,497
Prudential Financial Inc.	46,385	3,535,001
Reinsurance Group of America Inc.	8,528	772,551
Torchmark Corp.	35,145	1,982,178
Travelers Cos. Inc.	76,986	7,662,417
Unum Group	26,355	845,468
W.R. Berkley Corp.	10,282	559,032
Total Insurance		48,458,646
Thrifts & Mortgage Finance — 0.1%
New York Community Bancorp Inc.	44,050	795,543
Total Financials		202,296,273
Health Care — 13.4%
Biotechnology — 3.1%
Amgen Inc.	75,043	10,379,948
Baxalta Inc.	34,079	1,073,829
Gilead Sciences Inc.	122,292	12,007,852
Total Biotechnology		23,461,629
Health Care Equipment & Supplies — 0.4%
Baxter International Inc.	34,079	1,119,495
St. Jude Medical Inc.	28,669	1,808,727
Total Health Care Equipment & Supplies		2,928,222
Health Care Providers & Services — 3.0%
Aetna Inc.	26,355	2,883,500
Anthem Inc.	29,727	4,161,780
HCA Holdings Inc.	34,550	2,672,788	*
Quest Diagnostics Inc.	11,928	733,214
UnitedHealth Group Inc.	102,060	11,839,981
Total Health Care Providers & Services		22,291,263
Pharmaceuticals — 6.9%
Johnson & Johnson	230,732	21,538,832
Merck & Co. Inc.	291,448	14,394,617
Pfizer Inc.	513,882	16,141,034
Total Pharmaceuticals		52,074,483
Total Health Care		100,755,597

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	17

Schedule of investments (cont’d)

September 30, 2015

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Industrials — 14.1%
Aerospace & Defense — 5.8%
Boeing Co.	56,644	$7,417,532
General Dynamics Corp.	37,845	5,220,718
Honeywell International Inc.	65,179	6,171,800
Huntington Ingalls Industries Inc.	4,175	447,351
L-3 Communications Holdings Inc.	9,304	972,454
Lockheed Martin Corp.	32,038	6,641,798
Northrop Grumman Corp.	29,713	4,930,872
Raytheon Co.	32,038	3,500,472
Rockwell Collins Inc.	12,766	1,044,769
Spirit AeroSystems Holdings Inc., Class A Shares	11,800	570,412	*
United Technologies Corp.	72,299	6,433,888
Total Aerospace & Defense		43,352,066
Air Freight & Logistics — 0.0%
Ryder System Inc.	4,164	308,303
Airlines — 0.8%
Alaska Air Group Inc.	13,835	1,099,191
Delta Air Lines Inc.	66,234	2,971,919
Southwest Airlines Co.	54,972	2,091,135
Total Airlines		6,162,245
Building Products — 0.1%
Owens Corning	9,302	389,847
Commercial Services & Supplies — 0.1%
ADT Corp.	14,161	423,414
Pitney Bowes Inc.	8,513	168,983
Total Commercial Services & Supplies		592,397
Construction & Engineering — 0.1%
Jacobs Engineering Group Inc.	10,276	384,631	*
Quanta Services Inc.	16,400	397,044	*
Total Construction & Engineering		781,675
Electrical Equipment — 0.8%
Eaton Corp. PLC	36,792	1,887,430
Emerson Electric Co.	64,209	2,836,111
Hubbell Inc., Class B Shares	4,200	356,790
Rockwell Automation Inc.	11,151	1,131,492
Total Electrical Equipment		6,211,823
Industrial Conglomerates — 3.8%
General Electric Co.	1,111,185	28,024,086
Textron Inc.	22,985	865,155
Total Industrial Conglomerates		28,889,241

See Notes to Financial Statements.

18	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Machinery — 1.9%
AGCO Corp.	7,373	$343,803
Cummins Inc.	15,978	1,734,891
Deere & Co.	27,337	2,022,938
Dover Corp.	13,000	743,340
Illinois Tool Works Inc.	30,452	2,506,504
Ingersoll-Rand PLC	22,113	1,122,677
Lincoln Electric Holdings Inc.	5,818	305,038
PACCAR Inc.	28,983	1,512,043
Parker Hannifin Corp.	13,835	1,346,145
Pentair PLC	15,044	767,846
Stanley Black & Decker Inc.	15,103	1,464,689
Xylem Inc.	12,766	419,363
Total Machinery		14,289,277
Professional Services — 0.1%
Dun & Bradstreet Corp.	4,564	479,220
Manpowergroup Inc.	6,601	540,556
Total Professional Services		1,019,776
Road & Rail — 0.6%
AMERCO	1,555	611,846
CSX Corp.	102,151	2,747,862
Union Pacific Corp.	10,859	960,044
Total Road & Rail		4,319,752
Total Industrials		106,316,402
Information Technology — 18.3%
Communications Equipment — 1.7%
Brocade Communications Systems Inc.	34,550	358,629
Cisco Systems Inc.	421,653	11,068,391
Juniper Networks Inc.	29,727	764,281
QUALCOMM Inc.	7,427	399,053
Total Communications Equipment		12,590,354
Electronic Equipment, Instruments & Components — 0.6%
Arrow Electronics Inc.	10,065	556,393	*
Avnet Inc.	20,145	859,789
Corning Inc.	145,344	2,488,289
Ingram Micro Inc., Class A Shares	13,000	354,120
Jabil Circuit Inc.	14,709	329,041
Total Electronic Equipment, Instruments & Components		4,587,632

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	19

Schedule of investments (cont’d)

September 30, 2015

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
IT Services — 0.2%
Computer Sciences Corp.	13,835	$849,192
Western Union Co.	42,566	781,512
Total IT Services		1,630,704
Semiconductors & Semiconductor Equipment — 2.4%
Intel Corp.	396,156	11,940,142
Lam Research Corp.	13,192	861,833
Texas Instruments Inc.	85,510	4,234,455
Xilinx Inc.	20,830	883,192
Total Semiconductors & Semiconductor Equipment		17,919,622
Software — 5.8%
CA Inc.	36,759	1,003,521
Microsoft Corp.	666,349	29,492,607
Oracle Corp.	355,292	12,833,147
Symantec Corp.	28,961	563,870
Total Software		43,893,145
Technology Hardware, Storage & Peripherals — 7.6%
Apple Inc.	375,894	41,461,108
EMC Corp.	160,323	3,873,404
International Business Machines Corp.	81,569	11,825,058
Total Technology Hardware, Storage & Peripherals		57,159,570
Total Information Technology		137,781,027
Materials — 3.1%
Chemicals — 2.3%
Ashland Inc.	5,800	583,596
Celanese Corp., Series A Shares	15,100	893,467
CF Industries Holdings Inc.	18,893	848,296
Dow Chemical Co.	96,506	4,091,854
E.I. du Pont de Nemours & Co.	74,654	3,598,323
Eastman Chemical Co.	12,414	803,434
LyondellBasell Industries NV, Class A Shares	55,678	4,641,318
Mosaic Co.	27,900	867,969
Valspar Corp.	6,993	502,657
Westlake Chemical Corp.	11,000	570,790
Total Chemicals		17,401,704
Containers & Packaging — 0.4%
Avery Dennison Corp.	7,765	439,266
Ball Corp.	9,593	596,685
Bemis Co. Inc.	10,065	398,272

See Notes to Financial Statements.

20	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Containers & Packaging — continued
Crown Holdings Inc.	13,546	$619,729	*
Packaging Corp. of America	7,748	466,120
Sonoco Products Co.	10,065	379,853
Total Containers & Packaging		2,899,925
Metals & Mining — 0.2%
Nucor Corp.	26,642	1,000,407
Reliance Steel & Aluminum Co.	6,207	335,240
Total Metals & Mining		1,335,647
Paper & Forest Products — 0.2%
International Paper Co.	32,907	1,243,556
Total Materials		22,880,832
Utilities — 2.9%
Electric Utilities — 1.7%
American Electric Power Co. Inc.	40,831	2,321,650
Duke Energy Corp.	57,349	4,125,687
Edison International	27,158	1,712,855
Eversource Energy	27,014	1,367,449
Exelon Corp.	60,320	1,791,504
FirstEnergy Corp.	17,035	533,366
Great Plains Energy Inc.	12,900	348,558
Pinnacle West Capital Corp.	9,213	590,922
Total Electric Utilities		12,791,991
Gas Utilities — 0.1%
UGI Corp.	13,163	458,335
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	74,268	727,084
Multi-Utilities — 0.9%
Ameren Corp.	23,142	978,212
Consolidated Edison Inc.	24,442	1,633,948
DTE Energy Co.	11,225	902,153
OGE Energy Corp.	9,690	265,118
Public Service Enterprise Group Inc.	42,192	1,778,815
Xcel Energy Inc.	42,289	1,497,454
Total Multi-Utilities		7,055,700

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	21

Schedule of investments (cont’d)

September 30, 2015

Legg Mason BW Diversified Large Cap Value Fund

Security	Shares	Value
Water Utilities — 0.1%
American Water Works Co. Inc.	13,546	$746,114
Total Utilities		21,779,224
Total Investments — 99.2% (Cost — $628,105,877#)		746,171,120
Other Assets in Excess of Liabilities — 0.8%		6,330,228
Total Net Assets — 100.0%		$752,501,348

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $635,936,966.

See Notes to Financial Statements.

22	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Statement of assets and liabilities

September 30, 2015

Assets:
Investments, at value (Cost — $628,105,877)	$746,171,120
Receivable for securities sold	58,548,363
Dividends and interest receivable	1,177,068
Receivable for Fund shares sold	305,527
Prepaid expenses	69,041
Total Assets	806,271,119

Liabilities:
Payable for securities purchased	35,032,593
Due to custodian	17,969,435
Investment management fee payable	408,112
Payable for Fund shares repurchased	263,628
Trustees’ fees payable	12,848
Service and/or distribution fees payable	2,430
Accrued expenses	80,725
Total Liabilities	53,769,771
Total Net Assets	$752,501,348

Net Assets:
Par value (Note 7)	$420
Paid-in capital in excess of par value	603,196,098
Undistributed net investment income	10,246,265
Accumulated net realized gain on investments	20,993,322
Net unrealized appreciation on investments	118,065,243
Total Net Assets	$752,501,348

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	23

Statement of assets and liabilities (cont’d)

September 30, 2015

Net Assets:
Class A	$1,290,090
Class A2	$9,726,477
Class C	$179,474
Class R	$10,717
Class I	$10,913,923
Class IS	$730,380,667

Shares Outstanding:
Class A	72,168
Class A2	546,840
Class C	10,114
Class R	600
Class I	608,889
Class IS	40,717,025

Net Asset Value:
Class A (and redemption price)	$17.88
Class A2 (and redemption price)	$17.79
Class C*	$17.75
Class R (and redemption price)	$17.86
Class I (and redemption price)	$17.92
Class IS (and redemption price)	$17.94
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$18.97
Class A2 (based on maximum initial sales charge of 5.75%)	$18.88

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

24	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Statement of operations

For the Year Ended September 30, 2015

Investment Income:
Dividends	$20,344,271
Interest	5,550
Total Investment Income	20,349,821

Expenses:
Investment management fee (Note 2)	6,489,037
Registration fees	89,508
Legal fees	89,105
Fund accounting fees	84,242
Trustees’ fees	75,987
Transfer agent fees (Note 5)	40,477
Audit and tax fees	33,268
Shareholder reports	31,135
Service and/or distribution fees (Notes 2 and 5)	29,643
Insurance	13,871
Custody fees	11,315
Fees recaptured by investment manager (Note 2)	2,698
Miscellaneous expenses	10,636
Total Expenses	7,000,922
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(164,483)
Net Expenses	6,836,439
Net Investment Income	13,513,382

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	36,484,594
Change in Net Unrealized Appreciation (Depreciation) from Investments	(82,789,542)
Net Loss on Investments	(46,304,948)
Decrease in Net Assets from Operations	$(32,791,566)

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	25

Statements of changes in net assets

For the Years Ended September 30,	2015	2014

Operations:
Net investment income	$13,513,382	$10,678,398
Net realized gain	36,484,594	53,937,338
Change in net unrealized appreciation (depreciation)	(82,789,542)	65,420,313
Increase (Decrease) in Net Assets from Operations	(32,791,566)	130,036,049

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(10,000,046)	(9,000,038)
Net realized gains	(61,333,553)	(32,437,086)
Decrease in Net Assets from Distributions to Shareholders	(71,333,599)	(41,437,124)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	222,638,524	127,999,035
Reinvestment of distributions	71,171,502	41,375,532
Cost of shares repurchased	(228,996,260)	(109,569,974)
Cost of shares redeemed in-kind (Note 9)	(26,315,697)	—
Increase in Net Assets from Fund Share Transactions	38,498,069	59,804,593
Increase (Decrease) in Net Assets	(65,627,096)	148,403,518

Net Assets:
Beginning of year	818,128,444	669,724,926
End of year*	$752,501,348	$818,128,444
*Includes undistributed net investment income of:	$10,246,265	$6,733,284

See Notes to Financial Statements.

26	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$20.30	$18.11	$16.13	$12.65	$12.52

Income (loss) from operations:
Net investment income	0.24	0.21	0.22	0.20	0.15
Net realized and unrealized gain (loss)	(0.92)	3.05	2.62	3.55	0.02
Total income (loss) from operations	(0.68)	3.26	2.84	3.75	0.17

Less distributions from:
Net investment income	(0.21)	(0.20)	(0.30)	(0.09)	(0.02)
Net realized gains	(1.53)	(0.87)	(0.56)	(0.18)	(0.02)
Total distributions	(1.74)	(1.07)	(0.86)	(0.27)	(0.04)

Net asset value, end of year	$17.88	$20.30	$18.11	$16.13	$12.65
Total return[2]	(3.89)%	18.70%	18.62%	30.03%	1.35%

Net assets, end of year (000s)	$1,290	$2,709	$3,093	$656	$156

Ratios to average net assets:
Gross expenses	1.22%[3]	1.36%	1.45%	1.38%[3]	1.43%[3]
Net expenses[4,5]	1.10 [3,6]	1.10 [6]	1.10 [6]	1.22 [3,6]	1.30 [3]
Net investment income	1.21	1.11	1.30	1.31	1.10

Portfolio turnover rate	67%[7]	47%	53%	38%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.30%.

[6]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.10%. This expense limitation arrangement is expected to continue until December 31, 2016, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$20.23	$18.07	$15.96

Income (loss) from operations:
Net investment income	0.21	0.19	0.17
Net realized and unrealized gain (loss)	(0.93)	3.03	2.82
Total income (loss) from operations	(0.72)	3.22	2.99

Less distributions from:
Net investment income	(0.19)	(0.19)	(0.32)
Net realized gains	(1.53)	(0.87)	(0.56)
Total distributions	(1.72)	(1.06)	(0.88)

Net asset value, end of year	$17.79	$20.23	$18.07
Total return[3]	(4.09)%	18.48%	19.77%

Net assets, end of year (000s)	$9,726	$4,616	$1,276

Ratios to average net assets:
Gross expenses	1.32%[4]	1.59%	1.26%[5]
Net expenses[6,7,8]	1.30 [4]	1.30	1.26 [5]
Net investment income	1.09	0.95	1.08 [5]

Portfolio turnover rate	67%[9]	47%	53%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period October 31, 2012 (inception date) to September 30, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of fees waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.50%.

[8]

As a result of a voluntary expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.30%. This expense limitation arrangement is expected to continue until December 31, 2016, but may be terminated at any time by the manager.

[9]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

28	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$20.23	$17.99	$16.00	$12.56	$12.52

Income (loss) from operations:
Net investment income	0.09	0.08	0.10	0.09	0.05
Net realized and unrealized gain (loss)	(0.92)	3.03	2.61	3.53	0.01
Total income (loss) from operations	(0.83)	3.11	2.71	3.62	0.06

Less distributions from:
Net investment income	(0.12)	—	(0.16)	—	—
Net realized gains	(1.53)	(0.87)	(0.56)	(0.18)	(0.02)
Total distributions	(1.65)	(0.87)	(0.72)	(0.18)	(0.02)

Net asset value, end of year	$17.75	$20.23	$17.99	$16.00	$12.56
Total return[2]	(4.72)%	17.82%	17.77%	29.09%	0.50%

Net assets, end of year (000s)	$179	$653	$204	$177	$71

Ratios to average net assets:
Gross expenses	1.99%[3]	2.13%	2.17%	2.11%[3]	2.18%[3]
Net expenses[4,5]	1.85 [3,6]	1.85 [6]	1.85 [6]	1.99 [3,6]	2.05 [3]
Net investment income	0.47	0.41	0.61	0.62	0.33

Portfolio turnover rate	67%[7]	47%	53%	38%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 2.05%.

[6]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.85%. This expense limitation arrangement is expected to continue until December 31, 2016, but may be terminated at any time by the manager.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	29

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class R Shares[1]	2015	2014[2]

Net asset value, beginning of year	$20.27	$18.13

Income (loss) from operations:
Net investment income	0.20	0.13
Net realized and unrealized gain (loss)	(0.93)	2.01
Total income (loss) from operations	(0.73)	2.14

Less distributions from:
Net investment income	(0.15)	—
Net realized gains	(1.53)	—
Total distributions	(1.68)	—

Net asset value, end of year	$17.86	$20.27
Total return[3]	(4.16)%	11.80%

Net assets, end of year (000s)	$11	$11

Ratios to average net assets:
Gross expenses	1.45%[4]	1.50%[5]
Net expenses[6,7,8]	1.35 [4]	1.35 [5]
Net investment income	1.01	1.02 [5]

Portfolio turnover rate	67%[10]	47%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period January 31, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 1.55%.

[8]

As a result of a voluntary expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.35%. This expense limitation arrangement is expected to continue until December 31, 2016, but may be terminated at any time by the manager.

[9]	For the year ended September 30, 2014.

[10]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

30	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$20.34	$18.13	$16.13	$12.65	$12.53

Income (loss) from operations:
Net investment income	0.29	0.26	0.27	0.24	0.20
Net realized and unrealized gain (loss)	(0.93)	3.06	2.61	3.56	0.00 [2]
Total income (loss) from operations	(0.64)	3.32	2.88	3.80	0.20

Less distributions from:
Net investment income	(0.25)	(0.24)	(0.32)	(0.14)	(0.06)
Net realized gains	(1.53)	(0.87)	(0.56)	(0.18)	(0.02)
Total distributions	(1.78)	(1.11)	(0.88)	(0.32)	(0.08)

Net asset value, end of year	$17.92	$20.34	$18.13	$16.13	$12.65
Total return[3]	(3.70)%	18.95%	18.99%	30.45%	1.62%

Net assets, end of year (000s)	$10,914	$13,845	$3,978	$3,015	$65

Ratios to average net assets:
Gross expenses	0.89%[4]	0.99%	1.08%[4]	0.94%[4]	1.18%[4]
Net expenses[5,6]	0.84 [4,7]	0.85 [7]	0.85 [4,7]	0.88 [4,7]	0.95 [4]
Net investment income	1.49	1.36	1.60	1.60	1.43

Portfolio turnover rate	67%[8]	47%	53%	38%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.80%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.95%.

[7]

As a result of a voluntary expense limitation arrangement, effective July 1, 2012 through August 2, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%.

[8]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	31

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2015	2014	2013	2012	2011

Net asset value, beginning of year	$20.34	$18.14	$16.13	$12.65	$12.53

Income (loss) from operations:
Net investment income	0.31	0.27	0.27	0.26	0.22
Net realized and unrealized gain (loss)	(0.93)	3.04	2.62	3.55	0.00 [2]
Total income (loss) from operations	(0.62)	3.31	2.89	3.81	0.22

Less distributions from:
Net investment income	(0.25)	(0.24)	(0.32)	(0.15)	(0.08)
Net realized gains	(1.53)	(0.87)	(0.56)	(0.18)	(0.02)
Total distributions	(1.78)	(1.11)	(0.88)	(0.33)	(0.10)

Net asset value, end of year	$17.94	$20.34	$18.14	$16.13	$12.65
Total return[3]	(3.58)%	18.99%	18.98%	30.58%	1.72%

Net assets, end of year (000s)	$730,381	$796,294	$661,174	$515,481	$439,678

Ratios to average net assets:
Gross expenses	0.80%	0.81%[4]	0.84%[4]	0.84%[4]	0.94%[4]
Net expenses[5]	0.78 [6]	0.81 [4]	0.84 [4]	0.84 [4]	0.85 [4,6]
Net investment income	1.57	1.40	1.61	1.78	1.58

Portfolio turnover rate	67%[7]	47%	53%	38%	59%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.70%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Prior to August 3, 2015, the expense limitation was 0.85%. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	Excludes securities delivered as a result of a redemption in-kind.

See Notes to Financial Statements.

32	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

34	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$746,171,120	—	—	$746,171,120

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to

36	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	—	$(8,032,751)	$8,032,751
(b)	$(355)	355	—

(a)	Reclassifications are due to book/tax differences in the treatment of an in-kind distribution of securities.

(b)	Reclassifications are due to book/tax differences in the treatment of distributions.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Brandywine Global Investment Management, LLC (“Brandywine Global”) is the Fund’s subadviser. LMPFA and Brandywine Global are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. LMPFA pays Brandywine Global 90% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, effective August 3, 2015, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

expenses, to average net assets of Fund’s Class A, Class A2, Class C, Class R, Class I and Class IS shares did not exceed 1.15%, 1.35%, 1.90%, 1.40%, 0.80% and 0.70%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

Prior to August 3, 2015, as a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage commissions, taxes, dividend expense on short sales, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class R, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.55%, 0.95% and 0.85%, respectively. In addition, total annual fund operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares.

As a result of voluntary expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class A, Class A2, Class C and Class R shares did not exceed 1.10%, 1.30%, 1.85% and 1.35%, respectively. These arrangements are expected to continue until December 31, 2016, but may be terminated at any time by the investment manager. During the period October 1, 2014 through August 2, 2015, as a result of a voluntary expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of the Fund’s Class I shares did not exceed 0.85%.

During the year ended September 30, 2015, fees waived and/or expenses reimbursed amounted to $164,483.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at September 30, 2015, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class R	Class I	Class IS
Expires September 30, 2016	$5,705	—	$601	—	$9,231	—
Expires September 30, 2017	5,143	$5,295	807	$10	6,502	—
Expires September 30, 2018	2,966	1,700	481	12	7,329	$151,995
Total fee waivers/expense reimbursements subject to recapture	$13,814	$6,995	$1,889	$22	$23,062	$151,995

38	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

For the year ended September 30, 2015, LMPFA recaptured $17, $2,050, $96, $1 and $534 for Class A, Class A2, Class C, Class R and Class I shares, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2015, LMIS and its affiliates retained sales charges of $3,342 and $38,198 on sales of the Fund’s Class A and Class A2 shares, respectively. In addition, for the year ended September 30, 2015, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$313

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved on amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2015, Legg Mason and its affiliates owned 40% of the Fund.

3. Investments

During the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$588,194,000
Sales	572,021,200	*

*	Excludes the value of securities delivered as a result of a redemption in-kind totaling $26,315,697 (see Note 9).

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$145,355,353
Gross unrealized depreciation	(35,121,199)
Net unrealized appreciation	$110,234,154

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	39

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

During the year ended September 30, 2015, the Fund did not invest in derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class R shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$6,094	$4,212
Class A2	20,158	19,534
Class C	3,333	564
Class R	58	20
Class I	—	14,542
Class IS	—	1,605
Total	$29,643	$40,477

For the year ended September 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$2,966
Class A2	1,700
Class C	481
Class R	12
Class I	7,329
Class IS	151,995
Total	$164,483

6. Distributions to shareholders by class

	Year Ended September 30, 2015	Year Ended September 30, 2014
Net Investment Income:
Class A	$26,377	$31,378
Class A2	60,506	15,965
Class C	3,894	—
Class R	81	—	*
Class I	241,891	49,445
Class IS	9,667,297	8,903,250
Total	$10,000,046	$9,000,038

40	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

	Year Ended September 30, 2015	Year Ended September 30, 2014
Net Realized Gains:
Class A	$191,656	$135,588
Class A2	475,174	74,365
Class C	49,547	6,503
Class R	844	—	*
Class I	1,494,281	182,196
Class IS	59,122,051	32,038,434
Total	$61,333,553	$32,437,086

*	For the period January 31, 2014 (inception date) to September 30, 2014.

7. Shares of beneficial interest

At September 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares		Amount
Class A
Shares sold	26,893	$529,214	111,851		$2,169,769
Shares issued on reinvestment	11,401	217,650	9,149		166,967
Shares repurchased	(99,560)	(1,958,850)	(158,300)		(2,940,239)
Net decrease	(61,266)	$(1,211,986)	(37,300)		$(603,503)

Class A2
Shares sold	376,622	$7,356,324	179,571		$3,511,519
Shares issued on reinvestment	28,150	535,680	4,960		90,330
Shares repurchased	(86,123)	(1,672,893)	(26,968)		(521,147)
Net increase	318,649	$6,219,111	157,563		$3,080,702

Class C
Shares sold	2,318	$45,170	26,716		$532,504
Shares issued on reinvestment	2,801	53,441	356		6,503
Shares repurchased	(27,299)	(536,738)	(6,104)		(116,975)
Net increase (decrease)	(22,180)	$(438,127)	20,968		$422,032

Class R
Shares sold	—	—	552	*	$10,000	*
Shares issued on reinvestment	48	$925	—	*	—	*
Net increase	48	$925	552	*	$10,000	*

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	41

Notes to financial statements (cont’d)

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class I
Shares sold	530,954	$10,542,645	502,793	$10,123,068
Shares issued on reinvestment	82,389	1,574,458	9,323	170,049
Shares repurchased	(685,160)	(13,408,245)	(50,804)	(986,540)
Net increase (decrease)	(71,817)	$(1,291,142)	461,312	$9,306,577

Class IS
Shares sold	10,476,630	$204,165,171	5,815,622	$111,652,175
Shares issued on reinvestment	3,599,652	68,789,348	2,244,610	40,941,683
Shares repurchased	(11,161,919)	(211,419,534)	(5,370,849)	(105,005,073)
Share redeemed in-kind	(1,339,221)	(26,315,697)	—	—
Net increase	1,575,142	$35,219,288	2,689,383	$47,588,785

*	For the period January 31, 2014 (inception date) to September 30, 2014.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$18,230,890	$17,342,532
Net long-term capital gains	53,102,709	24,094,592
Total distributions paid	$71,333,599	$41,437,124

As of September 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$10,312,952
Undistributed long-term capital gains — net	28,824,411
Total undistributed earnings	$39,137,363
Other book/tax temporary differences(a)	(66,687)
Unrealized appreciation (depreciation)(b)	110,234,154
Total accumulated earnings (losses) — net	$149,304,830

(a)	Other book/tax temporary differences are attributable to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

9. Redemptions in-kind

The Fund may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. For the year ended September 30, 2015, the Fund had redemptions in-kind with total proceeds in the amount of $26,315,697. The net realized gains on these redemptions in-kind amounted to $8,092,205, which will not be realized for tax purposes.

42	Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of the Legg Mason BW Diversified Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Legg Mason BW Diversified Large Cap Value Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at September 30, 2015, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

November 16, 2015

Legg Mason BW Diversified Large Cap Value Fund 2015 Annual Report	43

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason BW Diversified Large Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982
Principal occupation(s) during past five years	Retired. Trustee of American Federation of Arts since 1998; formerly, Director of the Brooklyn Museum (1997-2015); Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WAFixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011).

44	Legg Mason BW Diversified Large Cap Value Fund

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios.
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 18 portfolios; Director/Trustee of the Royce Family of Funds consisting of 26 portfolios.
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

Legg Mason BW Diversified Large Cap Value Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University, (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	19
Other board memberships held by Trustee during past five years

Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods); formerly, Director of TeleTech Holdings, Inc. (business process outsourcing).

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

46	Legg Mason BW Diversified Large Cap Value Fund

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason BW Diversified Large Cap Value Fund	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

48	Legg Mason BW Diversified Large Cap Value Fund

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Legg Mason BW Diversified Large Cap Value Fund	49

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2015:

Record date:	12/9/2014
Payable date:	12/10/2014
Ordinary income:
Qualified dividend income for individuals	86.50%
Dividends qualifying for the dividends
received deduction for corporations	84.20%
Qualified short-term capital gain dividend	$0.205370 *
Long-term capital gain dividend	$1.324980

*	Represents the ordinary income distribution that is eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

50	Legg Mason BW Diversified Large Cap Value Fund

Legg Mason BW

Diversified Large Cap Value Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman*

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust*

*	Effective June 1, 2015, Mr. Lehman became Chairman and Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Brandywine Global Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason BW Diversified Large Cap Value Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason BW Diversified Large Cap Value Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason BW Diversified Large Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you invest.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX012987 11/15 SR15-2628

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2014 and September 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $187,820 in September 30, 2014 and $205,455 in September 30, 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2014 and $0 in September 30, 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $75,738 in September 30, 2014 and $25,565 in September 30, 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the to service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $2,928 in September 30, 2014 and $1,762 in September 30, 2015, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2014 and September 30, 2015; Tax Fees were 100% and 100% for September 30, 2014 and September 30, 2015; and Other Fees were 100% and 100% for September 30, 2014 and September 30, 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $248,092 in September 30, 2014 and $348,474 in September 30, 2015.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 24, 2015